EXHIBIT A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the shares of Class A Common Stock, $0.01 par value, of Chain Bridge Bancorp, Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Date: October 15, 2024

*
Peter G. Fitzgerald, individually, and
As Advisor to the Everglades Trust, and
As Trustee of the JBF 2013 Trust, and
As Co-Trustee of the Fitzgerald 2002 Special Trust, and
As Co-Trustee of the GFF Family Trust

*
Julie Fitzgerald Schauer, individually, and
As Trustee of the Julie F. Schauer 1994 Trust

*
Gerald F. Fitzgerald, Jr., individually, and
As Co-Trustee of the Fitzgerald 2002 Special Trust, and
As Co-Trustee of the GFF Family Trust

*
James G. Fitzgerald, individually, and
As Trustee of the Anhinga Trust, and
As Co-Trustee of the Fitzgerald 2002 Special Trust, and
As Co-Trustee of the GFF Family Trust

/s/ Thomas G. Fitzgerald
Thomas G. Fitzgerald, individually, and
As Co-Trustee of the Fitzgerald 2002 Special Trust, and
As Co-Trustee of the GFF Family Trust

*
Thomas G. Fitzgerald, Jr.

*
Lauren Fitzgerald Peterson

*
Andrew J. Fitzgerald, individually, and
As Trustee of the Andrew J. Fitzgerald 2011 Trust

JEM Management, L.P.

By:	*
Gerald F. Fitzgerald, Jr., Managing General Partner

Otis Road Investments, L.P.

By:	*
Andrew J. Fitzgerald, Managing General Partner

By:	Otis Management, LLC, its
Managing General Partner

By:	*
Andrew J. Fitzgerald, Co-Manager

By:	*
James G. Fitzgerald, Co-Manager

Otis Road Investments, LLC

By:	*
Andrew J. Fitzgerald, Co-Manager

By:	*
James G. Fitzgerald, Co-Manager

TGF Investments, L.P.

By:	TF Management, LLC, its
Managing General Partner

By:	/s/ Thomas G. Fitzgerald
Thomas G. Fitzgerald, Co-Manager

By:	*
Thomas G. Fitzgerald, Jr., Co-Manager

By:	*
Lauren Fitzgerald Peterson, Co-Manager

TF Management, LLC

By:	/s/ Thomas G. Fitzgerald
Thomas G. Fitzgerald, Co-Manager

By:	*
Thomas G. Fitzgerald, Jr., Co-Manager

By:	*
Lauren Fitzgerald Peterson, Co-Manager

S C Investments II, L.P.

By:	*
Gerald F. Fitzgerald, Jr., General Partner

*By:	/s/ Thomas G. Fitzgerald
Thomas G. Fitzgerald
Attorney in Fact